                                                                   EXHIBIT 10.24

                  [ENCOMPASS GLOBALIZATION LOGO APPEARS HERE]


                               SERVICE AGREEMENT

This Service Agreement (the "Agreement") is made and entered into as of the later of the two dates on the signature page by and between Primus Communications Corporation ("Primus"), a Washington corporation, and EnCompass Globalization, Inc. ("EGS"), a Washington corporation.

In consideration of the covenants and conditions hereinafter set forth, EGS and Primus agree as follows:

1.   Services

   During the term of this Agreement, EGS shall provide the following services (the "WORK"):

   The WORK shall conform to the specifications and delivery schedule listed in the Schedule(s) agreed between the parties and attached hereto. In the event that Primus desires to make changes to the WORK specifications and/or delivery schedule during the term of this Agreement, Primus shall so notify EGS, and both parties shall agree in writing on necessary adjustments, if any, to the other terms of this Agreement required to accommodate such changes.

2.   Charges

   As full and complete compensation for the WORK properly rendered by EGS hereunder, Primus shall pay EGS the sum set forth on applicable Schedule in United States dollars in accordance with the payment schedule attached therein.

3.   Responsibilities of Primus

(a) Primus shall use all commercially reasonable efforts to comply with all applicable local, state and federal laws with respect to the maintenance of appropriate and safe working areas for all staff from EGS who may work at a Primus office or facility.

(b) Primus will ensure that one or more of Primus' designated representatives are reasonably available to EGS and/or its employees to address questions or issues related to the WORK.

(c) Primus shall provide EGS with such information as is reasonably necessary for EGS to fully and properly perform the WORK, including code, designs, notes, techniques, and tools used. EGS shall treat all such information as "Confidential Information" (as defined in Section 7(a)) of Primus.

4.   License Grant to Primus Product

(a) Primus hereby grants to EGS for the shorter of (a) the term of this Agreement, or (b) the time during which EGS is performing the WORK, a non-exclusive, personal, non-transferable, non-assignable license, without right to sub-license, to use, modify, translate and adapt the Primus product for the sole purpose of the WORK. The license granted pursuant to this Section 3 is for EGS' internal use only and EGS shall, at all times, strictly comply with the provisions of Section 7 with respect to the subject matter of the license and all derivatives thereof.

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

(b) Except as otherwise expressly authorized or provided in this Agreement, EGS shall not translate, manufacture, duplicate, copy, modify, license, or distribute any Primus product or part thereof without the prior written authorization of Primus.

5.   Delivery of and Preparation of Work

(a) The parties shall each deliver to the other the items indicated in applicable Schedule in accordance with the schedule set forth therein, including delivery of the WORK drafts if provided in the Schedule.

(b) Primus shall evaluate the WORK completed by EGS and may reject in writing all or any portion of the WORK within thirty (30) days of the date of receipt by Primus. If no written rejection is given to EGS by Primus within the specified time, the WORK shall be deemed to be accepted by Primus. If Primus rejects the WORK, its notice to EGS shall set forth the specific reasons for its rejection. EGS submit a corrected WORK within fifteen (15) days of receipt of such a notice of rejection, and Primus shall have an additional thirty (30) days following receipt to accept or reject the corrected WORK. If Primus rejects the corrected WORK then, without prejudice to their other legal and equitable remedies, the parties shall negotiate in good faith to determine a mutually satisfactory equitable adjustment to the fees and expenses paid or payable by Primus. If Primus and EGS have not reached agreement on the equitable adjustment within ninety (90) days of Primus' final rejection notice, then either of the parties may initiate the dispute resolution procedures specified in
     Section 14.

(c) Conformity to the specifications and to EGS' warranties herein shall solely determine Primus's right to accept or reject the WORK performed by EGS. Acceptance by Primus shall not be arbitrarily or unreasonably withheld.

6.   Work For Hire/Assignment of Proprietary Rights

     All deliverables and all other works prepared by EGS in the course of performing the WORK hereunder shall (to the maximum extent possible) be deemed to be "work made for hire" done by EGS for Primus pursuant to 17 U.S.C. Section 201 (b) and, to the extent (if at all) not "work made for hire" shall be, and hereby are, transferred, sold, conveyed and assigned to Primus and Primus shall own all copyrights and other proprietary rights including rights in any inventions, designs, concepts, techniques, discoveries, improvements, trade secrets and patent rights as though Primus were the original sole creator or inventor thereof. EGS shall execute and deliver such instruments and take such other action as may be required to carry out the transfer, sale and assignments of proprietary rights contemplated by this paragraph. Any documents, magnetically or optically encoded media, or other materials or collections of data created by EGS under this Agreement shall be owned by Primus in their entirety. Techniques, tools, know-how and proprietary expertise of EGS or any of its agents or subcontractors used in preparing the deliverables shall not be included in any "work for hire" transfer of rights to Primus.

7.   Confidentiality

(a) "Confidential Information" means (i) any of a party's proprietary technology or computer software in all versions and forms of expression, whether or not the same has been patented or the copyright thereto registered, is the subject of a pending patent or registration application or forms the basis for a patentable invention; (ii) any manual, notes, documentation, technical information, drawings, diagrams, specifications, formulas, or know-how related to any of the foregoing, (iii) any information regarding current or proposed products, customers, contracts, business methods, financial data or marketing data, (iv) any other information that is clearly marked or designated as
--------------------------------------------------------------------------------
EnCompass Globalization           Page 2        Service Agreement v2.1 2/10/98
                                                                    Confidential
     confidential or proprietary by such party, and (v) the terms and conditions of this Agreement. Confidential Information includes unwritten information that is identified by such party as confidential at the time of, or within fifteen (15) days of disclosure. Confidential Information does not include information which: (vi) was in a party's lawful possession prior to the disclosure and had not been obtained by such party either directly or indirectly from the other party, (vii) is lawfully disclosed to such party by a third party without restrictions on its disclosure, (viii) is independently developed by such party without reference to the other party's Confidential Information, or (ix) became known to such party from a source other than the other party other than by the breach of an obligation of confidentiality owed to the other party. It shall be the receiving party's burden to show information is not Confidential Information of the other party.

(b) Neither party shall directly or indirectly disclose, disseminate, publish articles concerning, or otherwise make known or available to any person or entity not confidentially bound to a party any Confidential Information of the other party without prior written permission from the other party. Neither party shall use Confidential Information of the other party for any purpose other than the implementation of this Agreement, and then such use shall only be by employees and authorized independent contractors of such party in the course of performing this Agreement. Each party shall take all necessary steps to insure that Confidential Information of the other party is not disclosed or distributed by its employees, independent contractors or agents in violation of the provisions of this Agreement. Upon the request of a party, the other party shall provide to the requesting party in writing the names of the persons to whom Confidential Information of such party has been disclosed and/or the steps being taken by the other to maintain the confidentiality of such party's Confidential Information. Upon request by a party, the other party shall return any Confidential Information provided by the requesting party, which shall be accompanied by a certificate of an officer of the returning party certifying that all copies of such Confidential Information of the foregoing have been returned to the requesting party, or otherwise destroyed, except that the returning party's legal department may retain one copy for their files.

(c) Notwithstanding anything to the contrary herein, the confidentiality obligations for both parties set forth herein shall survive any termination or expiration of this Agreement.

8.   Representations and Warranties of EGS
   EGS hereby represents and warrants that:

(a) The WORK, as delivered to Primus, will not and does not infringe any copyright, patent, trade secret, or other proprietary right held by any third party; provided that this representation and warranty shall not apply to any portion of the items originally supplied by Primus;

(b) The WORK will meet the specifications listed in applicable Schedule(s) attached to this Agreement;

(c) EGS will provide in all of its agreements with employees, persons or entities whose services were, are, and will be rendered in connection with the WORK, that such employees, persons and entities are not and will not be impaired by contract or otherwise from the WORK, and that the WORK or any "sale", licensing or use thereof does not and will not infringe upon or interfere with the rights of any person or entity;

(d) The WORK will be created by full-time employees of EGS within the scope of their employment and under obligation to assign inventions to EGS, or by independent contractors under written obligations to assign all rights in the WORK to EGS;

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

(e) The WORK provided by EGS hereunder shall be performed in a professional manner and shall be of a high grade, nature, and quality, and be consistent with industry standards;

(f) The personnel of EGS will be available to consult with Primus and its personnel with respect to the WORK at such times and for such periods as Primus may reasonably request;

(g) EGS' employees and subcontractors shall, while on Primus property or conducting any Primus related business, comply with all applicable, local, state and federal laws, including specifically all laws prohibiting harassment of any kind in the workplace. EGS assumes all responsibility for providing to its employees and subcontractors any training that may be required to insure compliance with such laws.
(h) The WORK shall conform in all respects to the applicable specifications set forth in the Schedules.

   These representations and warranties are continuous in nature and shall be deemed to have been given by EGS at the execution of this Agreement and at the time of Primus's acceptance of the WORK.

9.  Non-Solicitation of EGS Employees

   Primus agrees not to knowingly solicit for employment, nor for hire, EGS employees or contractors during the period WORK is being performed pursuant to this Agreement or for a period of six (6) months thereafter, without permission, in writing, from an officer of EGS.

10. Indemnity

(a) EGS hereby agrees to defend, indemnify and hold harmless Primus and its successors, officers, directors and employees from and against any and all costs, expenses, liabilities, loses, damages, injunctions, suits, actions, fines, penalties, claims and demands of every kind or nature, including reasonable attorney's fees, expert witness fees, and litigation costs by any person or third party, arising out of EGS' breach of any of the above warranties or in connection with any claim that the WORK, names, and marks furnished by EGS under this Agreement constitute an infringement of any confidential information, trade secret, patent, copyright, trademark, trade name, or other legal right of any third party.

(b) Primus hereby agrees to defend, indemnify and hold harmless EGS and its successors, officers, directors and employees from and against any and all costs, expenses, liabilities, loses, damages, injunctions, suits, actions, fines, penalties, claims and demands of every kind or nature, including reasonable attorney's fees, expert witness fees, and litigation costs by any person or third party (collectively, a "Claim"), arising out of the Primus product delivered by Primus to EGS for the WORK under this Agreement or the distribution, sale and/or use of such product by Primus or its distributors, agents, customers, or other third parties, except to the extent that the Claim arises out of any services or products, or portions thereof, provided by EGS.

(c) If any action or claim shall be brought against either party ("Indemnitee") in respect to which indemnity may be sought from the other party ("Indemnitor") pursuant to the provisions of this Section, Indemnitee shall promptly notify Indemnitor in writing, specifying the nature of the action and the total monetary amount sought or other such relief as is sought therein. Indemnitee shall cooperate with Indemnitor at Indemnitor's reasonable expense in all reasonable respects in connection with the defense of any such action. Indemnitor may, upon written notice thereof to Indemnitee, undertake to conduct

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

     all proceeding or negotiations in connection therewith, assume the defense thereof, and if it so undertakes, it shall also undertake all other required steps or proceedings to settle or defend any such action, including the employment of counsel which shall be satisfactory to Indemnitee, and payment of all expenses. Indemnitee shall have the right to employ separate counsel and participate in the defense thereof. Indemnitor shall reimburse Indemnitee upon demand for any payment made or loss suffered by it at any time after the date hereof, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to any damage to which the foregoing relates.

(d) If the WORK furnished hereunder (exclusive of that portion delivered to EGS by Primus) is in any action held to constitute an infringement and its use is enjoined, in addition to any other remedies herein provided, EGS shall immediately and at its expense:

(i) procure for Primus the right to continue use, sale, and marketing of that portion of the WORK which is held to constitute an infringement; or
(ii) replace or modify the WORK with a version of the WORK that is non-infringing.

     If (i) or (ii) is not available to EGS, EGS shall refund to Primus all amounts paid to EGS by Primus hereunder and, in addition, shall fulfill its indemnification obligations under this Agreement

(e) Notwithstanding anything to the contrary herein, this indemnity provision shall survive any termination or expiration of this Agreement.

11. Force Majeure

   Neither party shall be liable for failure or delay in the performance of any of its obligations under this Agreement if such delay or failure is caused by circumstances beyond the control of the party affected. Strikes or other labor difficulties that are capable of being terminated on terms unacceptable to the party affected shall not be considered circumstances within the control of such party.

12. Waiver

   None of the provisions of this Agreement shall be deemed to have been waived by any act of or acquiescence on the part of either EGS or Primus, or their agents or employees, but only by an instrument in writing signed by authorized officers of Primus and of EGS. No waiver of any provision of this Agreement shall constitute a waiver of any other provision or the same provision on another occasion.

13. Attorney's Fees and Governing Law

   In the event an action is commenced to enforce a party's rights under this Agreement, the substantially prevailing party in such action shall be entitled to recover its actual costs and reasonable attorney's fees. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington, U.S.A., without regard to principles of conflicts of laws.

14. Dispute Resolution

14.1  Mediation.  In the event of any controversy or claim arising out of or
      ---------
   relating to this Agreement or the breach or interpretation thereof, the parties shall, upon fifteen (15) days notice from either one to the other, submit themselves and the subject-matter of the dispute to mediation before an independent mediator to be appointed by the Seattle office of the American Arbitration Association or, if such office cannot do so, by the head office of the
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EnCompass Globalization           Page 5        Service Agreement v2.1 2/10/98
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

   American Arbitration Association. Costs of mediation shall be borne equally between the parties.

14.2  Arbitration.  If the parties remain in dispute following the mediation,
      -----------
   then the controversy or claim shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a single, disinterested arbitrator appointed in accordance with such Rules. The determination of the arbitrator shall be final, conclusive and binding. Judgment upon the award rendered may be entered in any court of any state or country having jurisdiction.

14.3  Conduct.  Each party shall ensure that any mediation and arbitration are
      -------
   conducted as speedily as is reasonably possible, and that all and any information disclosed during or in connection with the arbitration is treated by each party with the strictest confidence.

14.4  Interim and Permanent Relief.  Upon the application of either party to
      ----------------------------
   this Agreement, and whether or not an arbitration or mediation provision has yet been initiated, all courts having jurisdiction over one or more of the parties are authorized to: (i) issue and enforce in any lawful manner such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (ii) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

14.5  Venue.  Any mediation or arbitration conducted under or in connection with
      -----
   this Agreement shall take place in Seattle, Washington at a time and location to be determined by the mediator or arbitrator, as the case may be.

15. Notices and Requests

   All notices and requests in connection with this Agreement shall be deemed given as of the day they are deposited with Federal Express, DHL, Airborne or similar overnight courier, charges prepaid, return receipt requested, and addressed as follows:

     EnCompass Group, Inc.                Primus

     4040 Lake Washington Blvd. N.E.      Address:     1601 Fifth Avenue, #1900
     Suite 205, Kirkland, WA 98033                     Seattle, Washington  98101
     Attention: Chad Hamblin              Attention:   Corporate Attorney
               -------------
     Facsimile: (206) 828-2070            Facsimile:   (206) 292-1825

16. No Partnership or Agency

   It is expressly declare that this Agreement and the relationships between the parties established hereby does not constitute a partnership, joint venture, agency, or contract of employment between them.

17. Assignments

   This Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective successors and assigns, except that EGS may not assign, nor attempt to assign, its rights or obligations under this Agreement in any way without the prior written consent of Primus.

18. Entire Agreement; Modification

   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, merges all prior and contemporaneous communications, and supercedes all prior representations, agreements and understandings with respect to the subject matter hereof,
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   and all Schedules are incorporated herein by this reference. This Agreement shall not be effective until signed by both parties, and it shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of both EGS and Primus by their respective duly authorized representatives .

19. General

(a) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

(b) The section headings used in this Agreement and the attached Schedules are intended for convenience only and shall not be deemed to supersede or modify any provision(s).

(c) Subject to the limitations set forth in this Agreement, this Agreement will inure to the benefit of and be binding upon the parties, their successors, administrators, heirs and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth below. All signed copies of this Agreement shall be deemed originals.

 EnCompass Group, Inc.                    Primus Communications Corporation

 By [Sign]:  /s/ James R. Ladd            By [Sign]:  /s/ David Hadley
           _____________________                    _______________________

 Name [Print]:   James R. Ladd            Name [Print]:   David Hadley
              __________________                    _______________________

 Title:    President & CEO                Title:      SR. V. PRES.
       _________________________                ___________________________

 Date:     2/16/98                        Date:       2/13/98
      __________________________               ____________________________

 Federal Employer ID#: 91-168599
 -------------------------------


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

                                   Schedule A
                                   ----------

This Schedule is made pursuant to the Service Agreement (the "Agreement") dated February 3rd, 1998 by and between Primus Communications Corporation ("Primus")
------------------                ---------------------------------
and EnCompass Globalization Inc. ("EGS").

A.   Term

ESG's provision of services under this Schedule A shall commence on January
                                                                    -------
12th, 1998 and shall be completed by June 26th, 1998. Any extension of
----------                           ---------------
such services shall be by mutual written agreement of both parties.

B.   Description of Work (the "WORK")

This project will involve the following:
1.  Onsite UI translation/localization
2. Translation and adaptation of online help and documentation materials supplied by Primus
3.  Onsite testing as directed by Primus personnel

What this project does not include:
1.  Actual DBCS encoding or engineering work

Requested Work for SolutionBuilder, SolutionExplorer, SolutionPublisher
---------------------------------------------------------------------------------------------------------------------------------
        Description                    Unit    Unit Type   Rate     % New      Cost           Confidence     NOTES
                                                                                              Level
-----------------------------------------------------------------------------------------------------------------------------------
Onsite Localization                     280    Hour       $55.00               $15,400.00       90%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Estimated Subtotal                      280                                    $15,400.00
-----------------------------------------------------------------------------------------------------------------------------------
Onsite Testing (1 person)               400    Hour       $65.00               $26,000.00       90%
-----------------------------------------------------------------------------------------------------------------------------------
Onsite Testing (1 person)               160    Hour       $65.00               $10,400.00       90%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Estimated Subtotal                      560                                    $36,400.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Translation/Update
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Translation, Editing, Proofing        50000    Word       $ 0.38       80%     $15,200.00       85%
-----------------------------------------------------------------------------------------------------------------------------------
Verification of Old Content            13.3    Hour       $50.00                  $665.00       70%
-----------------------------------------------------------------------------------------------------------------------------------
Page Proofing                           274    Page       $ 8.00                $2,192.00       85%           Expect page count
                                                                                                              will increase.
-----------------------------------------------------------------------------------------------------------------------------------
Index/TOC Generation                     22    Page       $50.00                $1,100.00       75%           Assuming 5% of page
                                                                                                              count.
-----------------------------------------------------------------------------------------------------------------------------------
SolutionExplorer User
 Guide ver. 1.0
-----------------------------------------------------------------------------------------------------------------------------------
Translation, Editing, Proofing         5700    Word       $ 0.38      100%      $2,166.00       85%
-----------------------------------------------------------------------------------------------------------------------------------
Page Proofing                            52    Page       $ 8.00                  $416.00       85%           Expect page count
                                                                                                              will increase.
-----------------------------------------------------------------------------------------------------------------------------------
Translation, Editing, Proofing         2400    Word       $ 0.38      100%        $912.00       85%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Translation, Editing, Proofing         3000    Word       $ 0.38      100%      $1,140.00       85%           Original word count is
-----------------------------------------------------------------------------------------------------------------------------------

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

------------------------------------------------------------------------------------------------------------------------------------

                                                                                             actually less work
------------------------------------------------------------------------------------------------------------------------------------

Page Proofing                             35   Page    $ 8.00             $   280.00   85%   Expect page count
                                                                                             will increase.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Translation, Editing, Proofing         14400   Word    $ 0.38       25%   $ 1,368.00    85%
------------------------------------------------------------------------------------------------------------------------------------

Verification of Old Content             14.4   Hour    $50.00             $   720.00   70%
------------------------------------------------------------------------------------------------------------------------------------

Page Proofing                             90   Page     $8.00             $   720.00   85%   Expect page count
                                                                                             will increase.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Translation, Editing, Proofing         16100   Word    $ 0.38      20%    $ 1,223.60   85%
-----------------------------------------------------------------------------------------------------------------------------------

Verification of Old Content             17.1   Hour    $50.00             $   855.00   70%
-----------------------------------------------------------------------------------------------------------------------------------

Index/TOC Generation                      12   Page    $50.00             $   600.00   75%   Assuming 5% of page
                                                                                             count.
-----------------------------------------------------------------------------------------------------------------------------------
Online Help translation/Update
-----------------------------------------------------------------------------------------------------------------------------------

                                       22500   Word    $ 0.38      60%    $ 5,130.00   85%
-----------------------------------------------------------------------------------------------------------------------------------
Verification of Old Content               12   Hour    $50.00             $   600.00   70%
-----------------------------------------------------------------------------------------------------------------------------------
SolutionExplorer Help ver. 1.0           250   Word    $ 0.38     100%    $    95.00   60%   Modified from
                                                                                             Explorer User Guide
-----------------------------------------------------------------------------------------------------------------------------------
                                        9200   Word    $ 0.38      50%    $ 1,748.00   85%
-----------------------------------------------------------------------------------------------------------------------------------
Verification of Old Content              6.1   Hour    $50.00             $   305.00   70%
-----------------------------------------------------------------------------------------------------------------------------------
File Conversions & Bug Fixes              40   Hour    $55.00             $ 2,200.00   75%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Estimated Subtotal                                                       $39,635.60
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Parking Fees
-----------------------------------------------------------------------------------------------------------------------------------
    - 2 spaces for 1 month                 2   Month  $150.00             $   300.00   85%
-----------------------------------------------------------------------------------------------------------------------------------
    - 1 space for 2 months                 2   Month  $150.00             $   300.00   85%
-----------------------------------------------------------------------------------------------------------------------------------
    - 1 space for 1 month                  1   Month  $150.00             $   150.00   85%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Estimated Subtotal                         5                              $   750.00
-----------------------------------------------------------------------------------------------------------------------------------

Overall Subtotal                                                          $92,185.60
Project Management                                         3%             $ 2,765.57
===================================================================================================================
Estimation of entire project cost                                         $94,951.17


Assumptions:
The above price schedule and description of work is based on the below assumptions.
1. Primus will provide the necessary technical environment for onsite work.
2. Primus will supervise and lead all onsite testing work conducted by EGS.
3. Primus will provide any art files needed for the documentation or DTP work.
4. That the English documentation given to EGS for Japanese translation will not change upon receipt of those materials by EGS. If the materials do change EGS will bill Primus on a time and materials basis for any extra work caused by such a change.

C. Delivery Schedule for Both Parties

EGS' ability to submit its deliverables to Primus on schedule is directly dependent on Primus providing EGS with the needed deliverables by the dates specified in the attached project schedule document. In order to prevent any confusion the deliverables for both parties are stated in the project schedule document.


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                                                                    Confidential

D.  Third Party Components

Unless otherwise agreed to, EGS shall not be responsible for localizing any part of Primus' products which is based on a third party tool or component. EGS shall not be held responsible for any delays or inability to carry out this localization project in the event a third party tool, which was not specified from the beginning, was the cause for such a problem. Furthermore, Primus shall compensate EGS for any costs associated with extra work which reasonably result from an unspecified third party tool or component, and which Primus has approved in writing in advance of their being incurred. All third party tools need to be specified and provided by Primus.

E.  Training Availability

At the beginning of the project cycle, EGS' tester(s) will need to have basic product training to familiarize them with the features, technologies, and caveats of the software. Standard and/or customized training and any classes needed in order for EGS staff to conduct the localization work will be provided by Primus free of charge to EGS.


G.  Charges


Primus agrees to pay EGS on a time and materials (hourly and/or per word basis) for the tasks specified in item B) in United States dollars in accordance with the following payment schedule:


(i) For onsite work, Primus agrees to pay EGS time and half of hourly rates for any overtime work conducted by EGS. Overtime is defined as more than 8 hours of work conducted during a 24 hour period. EGS will get written permission from COMPANY before any overtime work is undertaken by EGS.

(ii) For invoicing purposes or in the event of termination of this Agreement by Primus, EGS shall maintain and Primus shall approve time records on all WORK performed by employee(s), agents(s), or independent contractor(s) of EGI, and Primus shall pay EGS at the rates specified below:


     ---------------------------------------------------------------
      Resource                                 Rate
     ---------------------------------------------------------------
      Testing                                  $65         per hour
     ---------------------------------------------------------------
      Documentation/Translation                $55         per hour
     ---------------------------------------------------------------
      Engineering                              $80         per hour
     ---------------------------------------------------------------

(iii) Primus shall reimburse EGS for reasonable parking or other related reasonable expenses for technical members of EGS who go to Primus to perform localization related work. These expenses will be included in the estimate/invoice provided to Primus.

(iv) EGS shall invoice Primus once a month on a progress billing basis for the actual amount of work conducted by EGS. Primus shall make payments net thirty (30) days upon receipt of invoice.

(v) Primus shall have the right to cancel this Schedule with or without cause. If Primus cancels the Schedule, then Primus will provide EGS fifteen (15) days prior written notice of such cancellation. Upon receipt of such notice, EGS will discontinue all WORK thereunder, and upon request by Primus, will turn over to Primus all WORK in progress applicable to this Schedule. Primus will pay for all non-recoverable expenses incurred by EGS prior to receipt of such notice and previously approved in writing by Primus up to the effective date of cancellation in accordance with this Schedule. Primus shall pay for all WORK at the agreed


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

      rates prior to EGS' receipt of the cancellation notice, unless the termination is for cause, and Primus is entitled to any compensation from EGS.


 EnCompass Group, Inc.              Primus


 Date: 2/12/98                          Date:  2/11/98
      -------------------------              -------------------------
 By:  James R. Ladd                     By: David M. Hadley
    ---------------------------            ---------------------------
 Name[Print]: James R. Ladd             Name[Print]: David M. Hadley
             ------------------                     ------------------
 Title: President & CEO                 Title:  S.V. Pres.
       ------------------------               ------------------------

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